                                                                EXHIBIT 1.9
                                                                -----------
                                                                        288a
[LOGO]
ICSA SOFTWARE

BLUEPRINT                                                              APPOINTMENT of director or secretary
Company Secretary
                                                                        (NOT for resignation (use Form 288b) or
Please complete in typescript,                                          change of particulars (use Form 288c))
or in bold black capitals.


                                                       Company Number   29846
                                                                       -----------------------------------------------------------
CHFP055
                                                 Company Name in full   Wolseley plc
                                                                       -----------------------------------------------------------

                                                                         Day  Month  Year               Day  Month  Year
                                                              Date of    01    07    2002   +Date of
                                                          appointment                        Birth
                                                                       --------------------             __________________
                                              Appointment as director             as secretary  [X] Please mark the appropriate box.
                                                                       ------------------------     If appointment is as a director
                                                                                                    and secretary mark both boxes.

Appointment                                       Name *Style / Title    Mr                      *Honours etc
form                                                                   -------------------------------------------------------------
                                                          Forename(s)    Mark Jonathan
Notes on completion                                                    -------------------------------------------------------------
appear on reverse                                             Surname    White
                                                                       -------------------------------------------------------------
                                                            Previous
                                                          Forename(s)
                                                                       -------------------------------------------------------------
                                                             Previous
                                                              Surname
                                                                       -------------------------------------------------------------
                                                    Usual residential    38 Grange Close
                                                              address
                                                                       -------------------------------------------------------------
                                                                         Church Road
                                                                       -------------------------------------------------------------
                                                                         Nascot Wood
                                                                       -------------------------------------------------------------
                                                            Post town                         Postcode   WD17 4HQ
                                                                                                         --------
                                                        County/Region    Hertfordshire
                                                                         -------------        Country

                                                         +Nationality                       +Business
                                                                                            occupation
                                                                       -------------------------------------------------------------
                                                 +Other directorships
                                          (additional space overleaf)
                                                                         I consent to act as ** secretary of the above named company

                                                    Consent Signature   /s/ MJ White                         Date   1/7/02
                                                                       -----------------------                     -----------------
* Voluntary details                                                      A director, secretary etc must sign the form below.

+ Directors only                                               Signed   /s/ S Webster                        Date   2.7.02
** Please delete as appropriate                                        -----------------------                     -----------------
                                                                        (** a director)

Please give the name, address,                                          Edward Parker
telephone number and, if available,                                     Wolseley plc
a DX number and Exchange of                                             Parkview 1220
the person Companies House should                                       Arlington Business Park
contact if there is any query                                           Theale Reading RG7 4GA

                                                                        When you have completed and signed the form please send it to the Registrar of Companies at:
Companies House receipt date barcode.                                   Companies House, Crown Way, Cardiff, CF14 3UZ DX 33050
                                                                        Cardiff for companies registered in England and Wales or
                                                                        Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB
                                                                        DX 235 Edinburgh for companies registered in Scotland
Form revised July 1998

                                           ----------------------------
                          Company Number   29846
                                           ----------------------------
+ Directors only.   + Other directorships

NOTES

Show the full forenames, NOT INITIALS.
If the director or secretary is a
corporation or Scottish firm, show the
name on surname line and registered or
principal office on the usual
residential line.

Give previous forenames or surname(s)
Except:
  - for a married woman, the name by
    which she was known before
    marriage need not be given.
  - for names not used since the age
    of 18 or for at least 20 years

A peer or individual known by a title
may state the title instead of or in
addition to the forenames and surname
and need not give the name by which
that person was known before he or she
adopted the title or succeeded to it.

Other directorships.

Give the name of every company
incorporated in Great Britain of which
the person concerned is a director or
has been a director at any time in the
past five years.

You may exclude a company which either
is, or at all times during the past
five years when the person concerned was a director, was
-  dormant
-  a parent company which wholly owned
   the company making the return, or
-  another wholly owned subsidiary of
   the same parent company.

[LOGO]                                                                      288b
ICSA
SOFTWARE                        Terminating appointment as director or secretary
BLUEPRINT                        (NOT for appointment (use Form 288a) or change
Company Secretary                        of particulars (use Form 288c))

Please complete in typescript,
or in bold black capitals
                                ----------------------------------------------
CHFP055         Company Number. 29846
                                ----------------------------------------------
                                ----------------------------------------------
           Company Name in full Wolseley plc
                                ----------------------------------------------




                                     Day  Month    Year
                                     -------------------
  Date of termination of appointment 0 1   0 7   2 0 0 2
                                     -------------------
                                                         --- Please mark the
                         as director        as secretary  X  appropriate box. If
                                                         --- terminating
                                                             appointment as a
                                                             director and
                                     -------------------     secretary mark both
              NAME    *Style / Title Mr                      boxes.
                                     ------------------- * Honours etc

                                     -------------------------------------------
                         Forename(s) David Anthony
Please insert                        -------------------------------------------
details as                   Surname Branson
previously                           -------------------------------------------
notified to
Companies House.                     -------------------------------------------

                                     Day  Month    Year
                                     -------------------
                     + Date of Birth
                                     -------------------


*  Voluntary details.
+  Directors only.
** Delete as appropriate.            A serving director, secretary etc must sign
                                     the form below.
                                     -----------------------      --------------
                              Signed MJ White                Date    05/07/02
                                     -----------------------      --------------
                                     (** serving secretary
                                     -------------------------------------------
Please give the name, address,       Edward Parker
telephone number and, if             Wolseley plc
available, a DX number and           Parkview 1220
Exchange of the person               Arlington Business Park
Companies House should contact       Theale Reading RG7 4GA
if there is any query

------------------------------------
                                     -------------------------------------------
Companies House receipt date         When you have completed and signed the form
barcode                              please send it to Companies House, Crown
                                     Way, Cardiff, CFl4 3UZ DX 33050 Cardiff for
                                     companies registered in England and Wales
                                     or
------------------------------------ Companies House, 37 Castle Terrace,
Form revised 1999                    Edinburgh, EH1 2EB DX 235 Edinburgh for
                                     companies registered in Scotland

                                                                           288c

[LOGO] Blueprint
       2000
  Company Secretary
                                           CHANGE OF PARTICULARS for director or
                                           secretary
                                           (NOT for appointment (use Form 288a)
                                           or resignation (use Form 288b))

Please complete in typescript,
or in bold black capitals.
CHFP010                  Company Number     29846
                                           -------------------------------------
                  Company Name in full     Wolseley plc
                                           -------------------------------------

Changes of
particulars      Complete in all cases     Date of change of particulars
form                                           Day  Month   Year
                                               2 9   0 7   2 0 0 2
                                               -------------------

                 Name  * Style / Title     Mr           * Honours etc
                                           ------------------------------------

                           Forename(s)     Stephen Paul
                                           ------------------------------------
                               Surname     Webster
                                           ------------------------------------
                                           Day     Month     Year
                                           ------------------------------------
                       + Date of Birth     21        11      1952
                                           ------------------------------------

Change of name             Forename(s)

(enter new name)

                               Surname

Change of usual residential address        2 Melliss Avenue, Kew
(enter new address)                        -------------------------------------
                            Post town      Richmond
                                           -------------------------------------
                       County / Region     Surrey         Postcode       TW9 4BQ
                                           -------------------------------------
                               Country

Other Change          (please specify)

                                           A serving director, secretary etc
                                           must sign the form below.

 *  Voluntary details.         Signed      /s/ MJ White         Date     29/7/02
 +  Directors only.                        -------------------------------------
 ** Delete as appropriate.                 (secretary)

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

Edward Parker, Wolseley plc, 1220
Parkview, Arlington
-------------------------------------
Business Park, Theale, Reading, RG7
4XA
-------------------------------------
             Tel
-------------------------------------
DX number            DX exchange
-------------------------------------

When you have completed and signed
the form please send it to the
Registrar of Companies at:

Companies House, Crown Way, Cardiff,
CF14 3UZ             DX 33050 Cardiff
for companies registered in England
and Wales or
Companies House, 37 Castle Terrace,
Edinburgh, EHl 2EB DX 235 Edinburgh
for companies registered in Scotland

[LOGO]
coform                                                                     88(2)

                                          Return of Allotment of Shares

Please complete in typescript,
or in bold black capitals.
CHFP010
                        Company Number    29846
--------------------------------------------------------------------------------
                  Company Name in full    Wolseley plc
--------------------------------------------------------------------------------

Shares allotted (including bonus shares):

                                               From                   To

Date or period during which shares       Day  Month   Year      Day  Month Year
were allotted                            17    07   2002
--------------------------------------------------------------------------------
(if shares were allotted on one date
enter that date in the "from" box)


Class of shares                          Ordinary     Ordinary         Ordinary
(ordinary or preference etc)
--------------------------------------------------------------------------------

Number allotted                             847          1,173            596
--------------------------------------------------------------------------------

Nominal value of each share                 25p            25p            25p

--------------------------------------------------------------------------------

Amount (if any) paid or due on each
share (including any share premium)        345p           375p           251p
--------------------------------------------------------------------------------

List the names and addresses of the allottees and the number of shares allotted to each overleaf

If the allotted shares are fully or partly paid up otherwise than in cash please state:

% that each share is to be treated as
paid up

Consideration for which the shares
were allotted

(This information must be supported
by the duly stamped contract or by the
duly stamped particulars on Form 88(3)
if the contract is not in writing)


                                   When you have completed and signed the form send it to the Registrar of Companies at:

                                   Companies House, Crown Way, Cardiff, CF14 3UZ DX 33050 Cardiff
                                   For companies registered in England and Wales

                                   Companies House, 37 CaMe Terrace, Edinburgh,
                                   EH7 2EB DX 235 Edinburgh
                                   For companies registered in Scotland

Names and addresses of the allottees (List joint share allotments consecutively)

    Shareholder details                   Shares and share class allotted

Name                               Class of shares allotted     Number allotted

Michael William Huckle           Ordinary                                  2,616
--------------------------------------------------------------------------------

Address

38 Ravensburgh Close
Barton-le-Clay
Bedford
--------------------------------------------------------------------------------

UK postcode   MK45 4RG
              ----------

Name                               Class of shares allotted     Number allotted


Address

UK postcode


Name                               Class of shares allotted     Number allotted

Address

UK postcode


Name                               Class of shares allotted     Number allotted

Address

UK postcode


        Please enter the number of continuation sheets (if any) attached to this form [_]

Signed /s/ MJ White                                        Date 17/7/2002
--------------------------------------------------------------------------------
A secretary

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

Edward Parker, Wolseley plc, Parkview 1220
------------------------------------------
Arlington Business Park, Theale, Reading
------------------------------------------
RG7 4XA     Tel 0118 929 8700
------------------------------------------
DX number        DX exchange
------------------------------------------

[LOGO]coform

[LOGO] coform                                                              88(2)

                         Return of Allotment of Shares

Please complete in typescript,
or in bold black capitals.
CHFP010.

              Company Number   29846
                               ------------------------------
        Company Name in full   Wolsely plc
                               ------------------------------

________________________________________________________________________________

Shares allotted (including bonus shares):
                                                From                   To

Date or period during which shares          Day  Month   Year     Day Month Year
                                            --------------------  --------------
were allotted                               1 7   0 7   2 0 0 2
                                            --------------------  --------------
(if shares were allotted on one date enter that date in the "from" box)

                                            ------------------------------------
 Class of shares                            Ordinary     Ordinary      Ordinary
 (ordinary or preference etc)
                                            ------------------------------------

 Number allotted                              16,000        7,000         7,000

                                            ------------------------------------

 Nominal value of each share                      25p          25p           25p
                                            ------------------------------------

Amount (if any) paid or due on each
share (including any share premium)             397p       349.75p          467p
                                            ------------------------------------

List the names and addresses of the allottees and the number of shares allotted to each overleaf

If the allotted shares are fully or partly paid up otherwise than in cash please state:

% that each share is to be treated as paid up

Consideration for which the shares were allotted

(This information must be supported by the duly stamped contract or by the duly stamped particulars on Form 88(3) if the contract is not in writing)

________________________________________________________________________________
                When you have completed and signed the form send it to the Registrar of Companies at:

                Companies House, Crown Way, Cardiff, CF14 3UZ   DX 33050 Cardiff
                For companies registered in England and Wales

                Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB DX 235 Edinburgh
                For companies registered in Scotland

Names and addresses of the allottees (List joint share allotments consecutively)

--------------------------------------------------------------------------------
     Shareholder details                 Shares and share class allotted
--------------------------------------------------------------------------------
Name                                 Class of shares allotted    Number allotted

APOLLO NOMINEES LTD   ID 002 A/C DEP        Ordinary                  30,000
--------------------------------------------------------------------------------

Address

1 FINSBURY AVENUE
LONDON
--------------------------------------------------------------------------------

UK postcode EC2M 2pp
--------------------------------------------------------------------------------
Name                                 Class of shares allotted    Number allotted



Address



UK postcode
--------------------------------------------------------------------------------
Name                                 Class of shares allotted    Number allotted



Address



UK postcode
--------------------------------------------------------------------------------
Name                                 Class of shares allotted    Number allotted



Address



UK postcode
--------------------------------------------------------------------------------

       Please enter the number of continuation sheets (if any) attached to this form [_]

Signed /s/ MJ White                               Date 17/7/02
--------------------------------------------------------------------------------
A secretary

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

Edward Parker, Wolseley plc, Parkview 1220
------------------------------------------
Arlington Business Park, Theale, Reading
------------------------------------------
RG7 4XA      Tel 0118 929 8700
------------------------------------------
DX number        DX exchange
------------------------------------------

[LOGO]coform

[LOGO] coform                                                              88(2)

                          Return of Allotment of Shares

Please complete in typescript,
or in bold black capitals.
CHFP010.

           Company Number     29846
                              ---------------------
     Company Name in full     Wolseley plc
                              ---------------------
________________________________________________________________________________

Shares allotted (including bonus shares):

                                                    From               To

Date or period during which shares            Day  Month  Year    Day Month Year
                                              ------------------  --------------
were allotted                                 2 4  0 7   2 0 0 2
                                              ------------------  --------------
(if shares were allotted on one date
enter that date in the "from" box)

                                              ----------------------------------
Class of shares                               Ordinary    Ordinary    Ordinary
(ordinary or preference etc)
                                              ----------------------------------

Number allotted                                    946         896         668
                                              ----------------------------------

Nominal value of each share                         25p         25p         25p
                                              ----------------------------------

Amount (if any) paid or due on each
share (including any share premium)                345p        375p        251p
                                              ----------------------------------

List the names and addresses of the allottees and the number of shares allotted to each overleaf

If the allotted shares are fully or partly paid up otherwise than in cash please state:

% that each share is to be treated as paid up

Consideration for which the shares
were allotted

(This information must be supported by the duly stamped contract or by the duly stamped particulars on Form 88(3) if the contract is not in writing)

________________________________________________________________________________
               When you have completed and signed the form send it to the Registrar of Companies at:

               Companies House, Crown Way, Cardiff, CFl4 3UZ    DX 33050 Cardiff
               For companies registered in England and Wales

               Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB DX 235 Edinburgh
               For companies registered in Scotland

Names and addresses of the allottees (List joint share allotments consecutively)

--------------------------------------------------------------------------------
    Shareholder details                   Shares and share class allotted
--------------------------------------------------------------------------------
 Name                                 Class of shares allotted   Number allotted

 Miss Geraldine Elizabeth Nash      Ordinary                               2,418

--------------------------------------------------------------------------------
 Address

 15 Harvington Close
 Brockhill
 Redditch

--------------------------------------------------------------------------------
 UK postcode B97 6TY
             -----------------
--------------------------------------------------------------------------------
 Name                                 Class of shares allotted   Number allotted

 Mr Robert Caluum Barrie Seale      Ordinary                                 240

--------------------------------------------------------------------------------
 Address

 21 Headley Road
 Leyland
 Lancashire

--------------------------------------------------------------------------------
 UK postcode PR25 2DL
             -----------------
--------------------------------------------------------------------------------
 Name                                 Class of shares allotted   Number allotted


--------------------------------------------------------------------------------
 Address



--------------------------------------------------------------------------------
 UK postcode
--------------------------------------------------------------------------------
 Name                                 Class of shares allotted   Number allotted


--------------------------------------------------------------------------------
 Address



--------------------------------------------------------------------------------
 UK postcode
--------------------------------------------------------------------------------

 Please enter the number of continuation sheets (if any) attached to this form
                                      [1]

Signed      /s/ MJ White                                 Date 24-Jul-2002
       ------------------------------------------------       ------------------
       A secretary

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

Edward Parker, Wolseley plc, Parkview 1220
--------------------------------------------------
Arlington Business Park, Theale, Reading
--------------------------------------------------
RG7 4XA         Tel 0118 929 8700
--------------------------------------------------
DX number             DX exchange
--------------------------------------------------

[LOGO] coform

[LOGO] coform                                                         88(2) cont

                          Return of Allotment of Shares

Please complete in typescript,
or in bold black capitals.
CHFP010

           Company Number     29846
                              ---------------------
     Company Name in full     Wolseley plc
                              ---------------------

________________________________________________________________________________

Shares allotted (including bonus shares):

                                                    From               To

Date or period during which shares            Day  Month  Year    Day Month Year
                                              ------------------  --------------
were allotted                                 2 4  0 7   2 0 0 2
                                              ------------------  --------------
(if shares were allotted on one date
enter that date in the "from" box)

                                              ----------------------------------
Class of shares                               Ordinary
(ordinary or preference etc)
                                              ----------------------------------

Number allotted                                    148

                                              ----------------------------------

Nominal value of each share                         25p

                                              ----------------------------------

Amount (if any) paid or due on each
share (including any share premium)                336p

                                              ----------------------------------

List the names and addresses of the allottees and the number of shares allotted to each overleaf

If the allotted shares are fully or partly paid up otherwise than in cash please state:

% that each share is to be treated as
paid up


Consideration for which the shares
were allotted

(This information must be supported by the duly stamped contract or by the duly stamped particulars on Form 88(3) if the contract is not in writing)

________________________________________________________________________________

[LOGO] coform                                                              88(2)

                          Return of Allotment of Shares

Please complete in typescript,
or in bold black capitals.
CHFP010.                               -----------------------------
                     Company Number     29846
                                       -----------------------------
               Company Name in full     Wolseley plc
                                       -----------------------------

Shares allotted (including bonus shares):


                                                          From                                   To

Date or period during which                       Day  Month   Year                     Day  Month   Year
                                                 --------------------                   -----------------
shares were allotted                              1 8   0 7   2 0 0 2
                                                 --------------------
(if shares were allotted on one date enter
that date in the "from" box)
                                                 -----------------------------------------------------------------
Class of shares                                   Ordinary
(ordinary or preference etc)
                                                 -----------------------------------------------------------------

Number allotted                                              24,850

                                                 -----------------------------------------------------------------

Nominal value of each share                                      25p

                                                 -----------------------------------------------------------------
Amount (if any) paid or due on each share
(including any share premium)                                483.50p

                                                 -----------------------------------------------------------------

List the names and addresses of the allottees and the number of shares allotted to each overleaf

If the allotted shares are fully or partly paid up otherwise than in cash please state:

% that each share is to be treated as
paid up

Consideration for which the shares were allotted
(This information must be supported by the duly stamped contract or by the duly stamped particulars on Form 88(3) if the contract is not in writing)

                                                 When you have completed and signed the form send it
                                                 to the Registrar of Companies at:

                                                 Companies House, Crown Way, Cardiff, CF14 3UZ    DX 33050 Cardiff
                                                 For companies registered in England and Wales


                                                 Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB DX 235 Edinburgh
                                                 For companies registered in Scotland

Names and addresses of the allottees (List joint share allotments consecutively)

--------------------------------------------------------------------------------
     Shareholder details                  Shares and share class allotted
--------------------------------------------------------------------------------
 Name                                Class of shares allotted    Number allotted

 Apollo Nominees Limited          Ordinary                                24,850

--------------------------------------------------------------------------------
 Address

 1 Finsbury Avenue
 London

--------------------------------------------------------------------------------
 UK postcode EC2M 2PP
             -------------
--------------------------------------------------------------------------------
 Name                                Class of shares allotted    Number allotted


--------------------------------------------------------------------------------
 Address



--------------------------------------------------------------------------------
 UK postcode
--------------------------------------------------------------------------------
 Name                                Class of shares allotted    Number allotted


--------------------------------------------------------------------------------
 Address



--------------------------------------------------------------------------------
 UK postcode
--------------------------------------------------------------------------------
 Name                                Class of shares allotted    Number allotted


--------------------------------------------------------------------------------
 Address



--------------------------------------------------------------------------------
 UK postcode
--------------------------------------------------------------------------------

 Please enter the number of continuation sheets (if any) attached to this form
                                      [_]

Signed          /s/ MJ White                               Date 18/7/02
       --------------------------------------------------       ----------------
       A secretary

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

Edward Parker, Wolseley plc, Parkview 1220
------------------------------------------------
Arlington Business Park, Theale, Reading
------------------------------------------------
RG7 4XA          Tel 0118 929 8700
------------------------------------------------
DX number              DX exchange
------------------------------------------------

[LOGO] coform